90118-P1 05/23

LEGG MASON PARTNERS INCOME TRUST (the “Trust”)

SUPPLEMENT DATED MAY 16, 2023

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED JUNE 28, 2022, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND (the “Fund”)

The Board of Trustees of the Trust has approved a plan of liquidation for the Fund. The liquidation of the Fund is expected to take place on or about July 7, 2023 (the “Liquidation Date”), at which time the Fund will cease operations. In anticipation of the liquidation of the Fund, the Fund’s portfolio management team may manage the Fund in a manner intended to facilitate its orderly liquidation and the Fund’s portfolio may be reduced to cash or cash equivalents on or prior to the Liquidation Date. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

The Fund will close to all investments, including the reinvestment of dividends and distributions, at the close of market on or about June 15, 2023. The Fund reserves the right to change these policies at any time.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the termination of the Fund will be redeemed in the ordinary course at the applicable net asset value per share. Fund shareholders may exchange their shares for shares of another available Fund in the Legg Mason or Franklin Templeton fund families in accordance with the terms of the Fund’s prospectus at any time before the Fund ceases operations. Shareholders who exchange their shares for the same class of shares of other Legg Mason or Franklin Templeton funds may do so without the imposition of a sales charge. Effective immediately, any deferred sales charges applicable to Fund redemptions will be waived. Each shareholder who remains in the Fund until termination will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund within the Legg Mason or Franklin Templeton fund families.

The liquidation of the Fund will generally result in one or more taxable events for shareholders subject to U.S. federal income tax. An exchange or redemption of shares prior to the termination of the Fund will generally cause the exchanging or redeeming shareholder to realize a capital gain or loss for U.S. federal income tax purposes depending on the shareholder’s tax basis in the shares. In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the Fund) in advance of its regular distribution schedule. All liquidation proceeds paid to a shareholder will generally be treated as received by the shareholder in exchange for the shareholder’s shares and will therefore generally give rise to capital gain or loss depending on the shareholder’s tax basis in the shares, except to the extent liquidation proceeds represent the payment of a distribution declared by the Fund prior to the payment thereof, as described in the previous sentence.

Shareholders who purchased their shares directly from the Fund and hold their shares through an individual retirement account will receive another communication from the Fund prior to the termination regarding their investment.

Shareholders who hold their shares through an individual retirement account (“IRA”) should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the Fund, please contact the Fund at (877) 6LM-FUND/656-3863 between the hours of 8:30 a.m. and 8:00 p.m. ET to receive instructions to get a replacement check made payable to your IRA. Caution: if you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the Fund and of any associated distributions.

Please retain this supplement for future reference.

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